UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
_______________________________________________________________________________
FORM 8-K/A
(Amendment No. 1)

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 25, 2019
_______________________________________________________________________________
Safehold Inc.
(Exact name of registrant as specified in its charter)

Maryland	001-38122	30-0971238
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

1114 Avenue of the Americas
39th Floor
New York	,	NY	10036
(Address of principal executive offices)			(Zip Code)

Registrant’s telephone number, including area code:  (212) 930-9400
 _______________________________________________________________________________

N/A
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☒

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	SAFE	NYSE

Explanatory Note

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, Safehold Inc. (the “Company,” “we,” “our,” and “us”) hereby amends the Company’s Current Report on Form 8-K filed on December 2, 2019 (the "Initial Report") to provide the historical and pro forma financial information required by Item 9.01 relating to the acquisition of the existing ground lease at 425 Park Avenue in New York, NY for approximately $620 million (the "425 Park Avenue Ground Lease"). This report should be read in conjunction with the Initial Report. On November 25, 2019, a venture between the Company and a sovereign wealth fund (the "Venture") closed on the acquisition of the 425 Park Avenue Ground Lease. The Company owns approximately 55% of the Venture and, due to its shared control with its partner, will account for its interest in the Venture as an equity method investment in the Company's consolidated financial statements. The historical financial statement reflects 100% of the operations of the 425 Park Avenue Ground Lease. The pro forma financial information reflects the Company's 55% interest in the Venture. The unaudited consolidated pro forma balance sheet assumes that the Company's acquisition of its interest in the Venture and the Venture's acquisition of the 425 Park Avenue Ground Lease and related mortgage financing occurred on September 30, 2019 and the unaudited pro forma consolidated statements of operations assumes that the Company's acquisition of its interest in the Venture and the Venture's acquisition of the 425 Park Avenue Ground Lease occurred on January 1, 2018. The unaudited pro forma adjustments are based on available information and certain estimates and assumptions that the Company believes are factually supportable, directly attributable to the transaction and are expected to have a continuing impact with respect to the Company's consolidated statements of operations. The unaudited pro forma consolidated statements of operations are not necessarily indicative of what actual results of operations would have been had the transaction occurred on January 1, 2018, nor does it purport to represent the results of operations for future periods.

Item 9.01     Financial Statements and Exhibits

(a)	Financial Statements of Real Estate Property Acquired. The following financial statements are filed herewith and incorporated herein by reference.
425 Park Avenue Ground Lease—For the Nine Months Ended September 30, 2019 (unaudited) and the Year Ended December 31, 2018
Independent Auditors' Report
Statements of Revenues from Real Estate Operations
Notes to Statements of Revenues from Real Estate Operations

(b)	Unaudited Pro Forma Financial Information. The following financial information is filed herewith and incorporated herein by reference.
Safehold Inc. — Unaudited Pro Forma Consolidated Balance Sheet as of September 30, 2019 and Unaudited Pro Forma Consolidated Statements of Operations for the Nine Months Ended September 30, 2019 and the Year Ended December 31, 2018 and the notes thereto.
(d)     Exhibits. Consent of Independent Auditors

Exhibit 23.1    Consent of Deloitte & Touche LLP

INDEPENDENT AUDITORS’ REPORT

To the Board of Directors and Shareholders of Safehold Inc.
We have audited the accompanying statement of revenues from real estate operations of 425 Park Avenue Ground Lease (the “Company”) for the year ended December 31, 2018, and the related notes (the “Financial Statement”).
Management's Responsibility for the Financial Statement
Management is responsible for the preparation and fair presentation of Financial Statement in accordance with accounting principles generally accepted in the United States of America; this includes the design, implementation, and maintenance of internal control relevant to the preparation and fair presentation of the Financial Statement that is free from material misstatement, whether due to fraud or error.
Auditors' Responsibility
Our responsibility is to express an opinion on the Financial Statement based on our audit. We conducted our audit in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the Financial Statement is free from material misstatement.
An audit involves performing procedures to obtain audit evidence about the amounts and disclosures in the Financial Statement. The procedures selected depend on the auditor’s judgment, including the assessment of the risks of material misstatement of the Financial Statement, whether due to fraud or error. In making those risk assessments, the auditor considers internal control relevant to the Company's preparation and fair presentation of the Financial Statement in order to design audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control. Accordingly, we express no such opinion. An audit also includes evaluating the appropriateness of accounting policies used and the reasonableness of significant accounting estimates made by management, as well as evaluating the overall presentation of the Financial Statement.
We believe that the audit evidence we have obtained is sufficient and appropriate to provide a basis for our audit opinion.
Opinion
In our opinion, the Financial Statement referred to above presents fairly, in all material respects, the revenues from real estate operations described in Note 2 of 425 Park Avenue Ground Lease for the year ended December 31, 2018, in accordance with accounting principles generally accepted in the United States of America.
Emphasis of Matter
We draw attention to Note 2 to the Financial Statement, which describes that the accompanying Financial Statement was prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission (for inclusion in the Current Report on Form 8-K/A of Safehold Inc. in order to comply with Regulation S-X Rule 3-14) and is not intended to be a complete presentation of the Company’s revenues and expenses. Our opinion is not modified with respect to this matter.

/s/ Deloitte & Touche LLP

New York, New York
February 3, 2020

425 Park Avenue Ground Lease
Statements of Revenues from Real Estate Operations
Nine Months Ended September 30, 2019 (unaudited) and the Year Ended December 31, 2018
(In thousands)

	Nine Months Ended September 30, 2019	Year Ended December 31, 2018

	(unaudited)
Revenues from Real Estate Operations
Operating lease income	$18,097	$24,130
Total Revenues from Real Estate Operations	$18,097	$24,130
The accompanying notes are an integral part of the statements of revenues from real estate operations.

Note 1 - Organization and Description of Business
The accompanying statements of revenues from real estate operations include ground lease operations of 425 Park Avenue, a land asset triple net leased to an independent office developer, located in New York, NY (the "425 Park Avenue Ground Lease"). The property was previously owned by Nuveen (the "Sponsor"), a subsidiary of TIAA, who purchased the property in 2011. A venture between Safehold Inc. ("SAFE") and a sovereign wealth fund acquired the 425 Park Avenue Ground Lease on November 25, 2019.
Note 2 - Summary of Significant Accounting Policies
Basis of Presentation
The accompanying statements of revenues from real estate operations have been prepared for the purpose of complying with Rule 3-14 of Regulation S-X promulgated under the Securities Act of 1933, as amended. Accordingly, the statements are not representative of the actual results of operations for the periods presented as revenues, which may not be directly attributable to the revenue and expenses to be incurred in the future operations of the 425 Park Avenue Ground Lease, have been excluded. Such excluded items include amortization, related party fees, management fees, non-recurring professional fees and insurance costs.
Interim Unaudited Information
The statements of revenues from real estate operations for the nine months ended September 30, 2019 are unaudited. In the opinion of the Sponsor, such statements reflect all adjustments necessary for a fair presentation of the revenue from real estate operations in accordance with Rule 3-14 of Regulation S-X as described above. All such adjustments are of a normal recurring nature.
Revenue Recognition
Operating lease income includes base rent that each tenant pays in accordance with the terms of its lease and is reported on a straight-line basis over the non-cancellable term of the lease which includes the effects of rent steps or rent abatements, if any, under the lease. The Sponsor commenced operating lease income recognition upon its acquisition of the property.
Accounting Estimates
The preparation of a financial statement in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumption that in certain circumstances may affect the reported revenues. Actual results could materially differ from these estimates.
Note 3 - Minimum Future Lease Rentals
The 425 Park Avenue Ground Lease is leased to a sole tenant (the "Tenant") pursuant to a lease that commenced in 2006 and which is set to expire in July 2090. The lease is a triple net ground lease in which all operating expenses, including the real estate taxes, are paid by the Tenant.
The lease provides for periodic fixed base annual increases and escalations linked to the fair market value of the property. Future minimum operating lease payments to be collected under the 425 Park Avenue Ground Lease, excluding other lease payments that are not fixed and determinable, in effect as of September 30, 2019, are as follows by year ($ in thousands):

2019 (remaining three months)	$2,905
2020	12,337
2021	13,343
2022	13,343
2023	13,343
Thereafter	1,760,275
Total	$1,815,546
Note 4 - Concentration of Credit Risk
The Tenant of the 425 Park Avenue Ground Lease contributed 100% of the operating lease income for both the nine months ended September 30, 2019 and the year ended December 31, 2018.

Note 5 - Subsequent Events
SAFE has evaluated events and transactions for potential recognition or disclosure through January 31, 2020, the date the financial statements were available to be issued.

Safehold Inc.
Pro Forma Consolidated Balance Sheet and Consolidated Statements of Operations

The unaudited pro forma consolidated balance sheet assumes that the Company's acquisition of its interest in the Venture and the Venture's acquisition of the 425 Park Avenue Ground Lease occurred on September 30, 2019 and the unaudited pro forma consolidated statements of operations assumes that the Company's acquisition of its interest in the Venture and the Venture's acquisition of the 425 Park Avenue Ground Lease occurred on January 1, 2018. The unaudited pro forma adjustments are based on available information and certain estimates and assumptions that the Company believes are factually supportable, directly attributable to the transaction and are expected to have a continuing impact with respect to the Company's consolidated statements of operations. The unaudited pro forma consolidated statements of operations are not necessarily indicative of what actual results of operations would have been had the transaction occurred on the first day of the period presented, nor does it purport to represent the results of operations for future periods.
The Company owns approximately 55% of the Venture and, due to its shared control with its partner, will account for its interest in the Venture as an equity method investment in the Company's consolidated financial statements. The Company adopted Accounting Standards Update ("ASU") 2016-02, Leases ("ASU 2016-02"), as amended, on January 1, 2019. The Venture adopted ASU 2016-02 upon inception. The adoption of ASU 2016-02 resulted in the Company and the Venture recognizing certain of their ground leases, including the 425 Park Avenue Ground Lease in the Venture's financial statements, as sales-type leases and recording the ground lease as "Net investment in leases" on their consolidated balance sheets. For the Company's and the Venture's ground leases which qualify as sales-type leases, the Company and the Venture record interest income in "Interest income from sales-type leases" in the consolidated statements of operations.
The unaudited pro forma consolidated balance sheet is presented as if the Venture's acquisition of the 425 Park Avenue Ground Lease and related mortgage financing occurred on September 30, 2019. The unaudited pro forma consolidated statements of operations are presented as if the Company's acquisition of its interest in the Venture and the Venture's acquisition of the 425 Park Avenue Ground Lease occurred on January 1, 2018, prior to the adoption of ASU 2016-02. In addition, in November 2019, the Company issued common equity in a public offering and a concurrent private placement with iStar Inc, collectively the November Offering. Net proceeds from the public offering and concurrent private placement with iStar Inc. were used to make additional Ground Lease investments, including the acquisition of the 425 Park Avenue Ground Lease. Pro forma adjustments include: (i) the issuance of 3,132,853 shares of the Company's common stock at $34.00 per share in the November Offering that was necessary to fund the Company's $106.5 million equity contribution to the Venture for the acquisition of the 425 Park Avenue Ground Lease; and (ii) the Company's approximate 55% pro rata share of earnings from equity method investments from the Venture that is the net effect of (a) straight-line operating lease income recognized from the in place ground lease, classified as an operating lease under ASC 840, in accordance with accounting principles generally accepted in the United States of America ("GAAP"); and (b) the amortization of above-market and in-place lease intangible assets over the 71 year remaining term of the lease had the ground lease been classified as an operating lease under ASC 840 in accordance with GAAP.
The pro forma information has been prepared in accordance with Article 11 of Regulation S-X and should be read in conjunction with the historical consolidated financial statements and notes thereto as filed in the Company's Annual Report on Form 10-K for the year ended December 31, 2018, the Company's quarterly report on Form 10-Q for the period ended September 30, 2019 and the financial statements of the acquired property filed herein.

Safehold Inc.
Pro Forma Consolidated Balance Sheet
As of September 30, 2019
(In thousands)
(unaudited)

	(1)	(2)	(3)
	Company As Filed	Pro Forma Adjustments	Company Pro Forma
ASSETS
Real estate
Real estate, at cost	$687,902	$—	$687,902
Less: accumulated depreciation	(14,779)	—	(14,779)
Real estate, net	673,123	—	673,123
Real estate-related intangible assets, net	244,503	—	244,503
Total real estate, net and real estate-related intangible assets, net	917,626	—	917,626
Net investment in sales-type leases	465,289	—	465,289
Ground Lease receivables	73,338	—	73,338
Equity investments in Ground Leases	21,410	106,517	127,927
Cash and cash equivalents	13,539	—	13,539
Restricted cash	23,249	—	23,249
Deferred operating lease income receivable	49,498	—	49,498
Deferred expenses and other assets, net	73,213	—	73,213
Total assets	$1,637,162	$106,517	$1,743,679
LIABILITIES AND EQUITY
Liabilities:
Accounts payable, accrued expenses and other liabilities	$42,975	$—	$42,975
Real estate-related intangible liabilities, net	57,494	—	57,494
Debt obligations, net	691,567	—	691,567
Total liabilities	792,036	—	792,036
Commitments and contingencies
Equity:
Safehold Inc. shareholders' equity:
Common stock, $0.01 par value, 400,000 shares authorized, 40,444 and 43,577 shares issued and outstanding as of September 30, 2019 on an actual and pro forma basis, respectively	404	31	435
Additional paid-in capital	888,457	106,486	994,943
Accumulated deficit	(5,809)	—	(5,809)
Accumulated other comprehensive loss	(39,284)	—	(39,284)
Total Safehold Inc. shareholders' equity	843,768	106,517	950,285
Noncontrolling interests	1,358	—	1,358
Total equity	845,126	106,517	951,643
Total liabilities and equity	$1,637,162	$106,517	$1,743,679
____________________________________________________________________________

(1)	Represents the Company’s historical consolidated balance sheet as of September 30, 2019.

(2)
Represents the issuance of 3,132,853 shares of the Company's common stock at $34.00 per share in the November Offering that was necessary to fund the Company's equity contribution to the Venture for the acquisition of the 425 Park Avenue Ground Lease.

(3)
Represents the Company's pro forma consolidated balance sheet assuming that the Company's acquisition of its interest in the Venture and the Venture's acquisition of the 425 Park Avenue Ground Lease occurred on September 30, 2019.

Safehold Inc.
Pro Forma Consolidated Statement of Operations
 For the Nine Months Ended September 30, 2019 (unaudited)
(In thousands)

	(1)	(2)	(3)
	Company As Filed	Pro Forma Adjustments	Company Pro Forma

Revenues:
Operating lease income	$54,844	$—	$54,844
Interest income from sales-type leases	6,834	—	6,834
Other income	2,132	—	2,132
Total revenues	63,810	—	63,810
Costs and expenses:
Interest expense	18,215	—	18,215
Real estate expense	2,082	—	2,082
Depreciation and amortization	7,031	—	7,031
General and administrative	10,552	—	10,552
Other expense	600	—	600
Total costs and expenses	38,480	—	38,480
Income from operations before other items	25,330	—	25,330
Loss on early extinguishment of debt	(2,011)	—	(2,011)
Earnings (losses) from equity method investments	(759)	9,811	9,052
Net income	22,560	9,811	32,371
Net income allocable to noncontrolling interests	(5,986)	—	(5,986)
Net income allocable to Safehold Inc. common shareholders	$16,574	$9,811	$26,385

Per common share data:
Net income
Basic and diluted	$0.62		$0.88
Weighted average number of common shares:
Basic and diluted	26,748	3,133	29,881
____________________________________________________________________________

(1)	Represents the Company’s historical consolidated statement of operations for the nine months ended September 30, 2019.

(2)
Represents the Company's approximate 55% pro rata share of earnings from equity method investments from the Venture that is the net effect of (i) straight-line operating lease income recognized from the in place ground lease, classified as an operating lease, in accordance with GAAP; and (ii) the amortization of above-market and in-place lease intangible assets over the 71 year remaining term of the lease.

(3)
Represents the Company's pro forma consolidated statement of operations assuming that the Company's acquisition of its interest in the Venture and the Venture's acquisition of the 425 Park Avenue Ground Lease occurred on January 1, 2018.

Safehold Inc.
Pro Forma Consolidated Statement of Operations
 For the Year Ended December 31, 2018 (unaudited)
(In thousands)

	(1)	(2)	(3)
	Company As Filed	Pro Forma Adjustments	Company Pro Forma
Revenues:
Operating lease income	$47,400	$—	$47,400
Other income	2,324	—	2,324
Total revenues	49,724	—	49,724
Costs and expenses:
Interest expense	15,389	—	15,389
Real estate expense	1,600	—	1,600
Depreciation and amortization	9,142	—	9,142
General and administrative	10,662	—	10,662
Other expense	995	—	995
Total costs and expenses	37,788	—	37,788
Income from operations before other items	11,936	—	11,936
Earnings from equity method investments	—	13,082	13,082
Net income	11,936	13,082	25,018
Net income attributable to noncontrolling interests	(196)	—	(196)
Net income attributable to Safehold Inc. common shareholders	$11,740	$13,082	$24,822

Per common share data:
Net income attributable to Safehold Inc.
Basic and diluted	$0.64		$1.16
Weighted average number of common shares:
Basic and diluted	18,218	3,133	21,351
_______________________________________________________________________________

(1)	Represents the Company’s historical consolidated statement of operations for the year ended December 31, 2018.

(2)
Represents the Company's approximate 55% pro rata share of earnings from equity method investments from the Venture that is the net effect of (i) straight-line operating lease income recognized from the in place ground lease, classified as an operating lease, in accordance with GAAP; and (ii) the amortization of above-market and in-place lease intangible assets over the 71 year remaining term of the lease.

(3)
Represents the Company's pro forma consolidated statement of operations assuming that the Company's acquisition of its interest in the Venture and the Venture's acquisition of the 425 Park Avenue Ground Lease occurred on January 1, 2018.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Safehold Inc.

Date:	February 3, 2020	By:	/s/ GARETT ROSENBLUM
Garett Rosenblum Chief Accounting Officer (principal financial officer)